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                            FORMAN INTERACTIVE CORP.
                             1997 STOCK OPTION PLAN

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                            FOREMAN INTERACTIVE CORP.
                             1997 STOCK OPTION PLAN


                  1. Purposes of the Plan

                  The purposes of this Forman Interactive Corp. 1997 Stock Option Plan (the "Plan") are to enable Forman Interactive Corp. ("the Company") to attract, retain, and motivate the employees who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between those employees and the stockholders of the Company by granting those employees options (which may be either Incentive Stock Options (as defined herein) or Non-Qualified Stock Options (as defined herein) to purchase Common Stock (as defined herein).

                  2. Definitions

                     (a) "Act" means the Securities Exchange Act of 1934.

                     (b) "Board" means the Board of Directors of the Company.

                     (c) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

                     (d) "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of three or more directors as may be appointed from time to time by the Board. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

                     (e) "Common Stock" means the common stock of the Company, par value $.0001 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

                     (f) "Company" means Forman Interactive Corp. and any of its Subsidiaries whose employees are Participants in the Plan.

                     (g) "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall be deemed to occur at the time of the determination of the Disability by the Committee.

                     (h) "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations thereunder, the value of a Share (as defined herein) on a particular date, determined as follows:

                               (i) if the Common Stock is listed or admitted to
trading on such date on a national securities exchange or quoted through the Nasdaq National Market ("Nasdaq"), the closing sale price of a Share as reported


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on the relevant composite transaction tape, if applicable, or on the principal such exchange (determined by trading value in the Common Stock) or through the National Market System, as the case may be, on such date, or in the absence of reported sales on such date, the mean between the highest reported bid and lowest reported asked prices reported on such composite transaction tape or exchange or through the National Market System, as the case may be, on such date; or

                               (ii) if the Common Stock is not listed or quoted
as described in the preceding clause, but bid and asked prices are quoted through Nasdaq, the mean between the highest reported bid and lowest reported asked prices as quoted through Nasdaq on such date; or

                               (iii) if the Common Stock is not listed or quoted
on a national securities exchange or through Nasdaq or, if pursuant to (i) and
(ii) above the Fair Market Value is to be determined based upon the mean of the highest reported bid and lowest reported asked prices and the Committee determines that such mean does not properly reflect the Fair Market Value, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

                               (iv) if the Common Stock is not publicly traded,
such amount as set by the Committee in good faith.

                     (i) "Incentive Stock Option" means any Option intended to qualify as an "incentive" stock option," as defined in Section 422 of the Code.

                     (j) "Non-Qualified Stock Option" shall mean any option awarded under this Plan that is not an Incentive Stock Option."

                     (k) "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan. An Option may be an Incentive Stock Option or a Non Qualified Stock Option.

                     (l) "Participant" means an employee of the Company who is granted Options under the Plan.

                     (m) "Share" means a share of Common Stock.

                     (n) "Subsidiary" means any corporation more than 50% of the voting stock of which is directly or indirectly beneficially owned by the Company. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership relationship is maintained.

                     (o) "Substantial Stockholder" means any Participant who at the time of grant owns directly (or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company as determined under Section 422 of the Code.

                     (p) "Termination of Employment" with respect to an individual means that individual is no longer an employee of the Company or any of its Subsidiaries. In the event an entity shall cease to be a Subsidiary of the Company, there shall be deemed a Termination of Employment of any individual


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who is not otherwise an employee of the Company or another Subsidiary of the
Company at the time the entity ceases to be a Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

                     (q) "Transfer" or "Transferred" shall mean attach, sell, assign, pledge, encumber, charged or otherwise transfer.

                  3. Effective Date/Expiration of Plan

                  The Plan shall become effective upon its adoption by the Board and approval by the stockholders of the Company (the "Effective Date"). Grants of Options under the Plan may be made after adoption of the Plan by the Board, subject to stockholder approval to the extent required by law. No Option shall be granted under the Plan on or after the tenth anniversary of the Effective Date (the "Termination Date"), but Options granted prior to the Termination Date may be exercised after the Termination Date.

                  4. Administration

                     (a) Duties of the Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment of each Option granted under the plan; to determine which Options granted under the Plan shall be Incentive Stock Options; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, interpretation or other action made or taken by the Company, the Board or the Committee arising out of or in connection with the Plan shall be final, conclusive and binding on all parties.

                     (b) Advisors. The Committee may designate the Secretary of The Company, other employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute Option Agreements (as defined herein) or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice received from any such counsel or consultant and any computation received from any such consultant or agent, and the Committee shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice or counsel. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.


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                     (c) Indemnification. No officer or former officer of the
Company, member or former member of the Board or the Committee, or person designated pursuant to paragraph (b) shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by the Company's insurance, each officer or former office and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's former officer's , member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, former officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Subsidiary of the Company.

                     (d) Meetings of the Committee. The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations, subject to the By-Laws of the Company, as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. A majority of the Committee members shall constitute a quorum. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephone communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

                  5. Shares: Adjustment Upon Certain Events

                     (a) Shares to be Delivered: Fractional Shares. Shares to be issued under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

                     (b) Number of Shares. Subject to adjustment as provided in this Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 500,000. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

                     (c) Adjustments: Recapitalization, etc. The existence of the Plan and the Options granted hereunder shall not affect in any way the right


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or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any of its Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If and whenever the Company takes any such action, however, the following provisions, to the extent applicable, shall govern:

                               (i) If and whenever the Company shall effect a
stock split, stock dividend, subdivision, recapitalization or combination of Shares or other changes in the Company's capital stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised, and (y) the total number and class of Shares and/or other securities that may be issued under this Plan shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes), if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

                               (ii) Subject to Section 5(c)(iii) if the Company
merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted, the Participant shall be entitled to purchase under such Options, in lieu of the number of Shares as to which such Options shall then be exercisable but on the same terms and conditions of exercise set forth in such Options, the number and class of Shares and/or other securities or property (including) cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable).

                               (iii) In the event of a merger or consolidation
in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Option Agreement), but contingent on occurrence of the Acquisition Event, and provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise of such options shall be null and void, and further provided that each Participant may elect to exercise his or her option in part rather than in full, in which case the unexercised balance of such option shall immediately terminate and be deemed cancelled upon such partial exercise. If an Acquisition


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Event occurs and the Committee does not terminate the outstanding Options pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

                               (iv) Subject to Section 5(b), the Committee may
grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company as a the result of a merger or consolidation of the employing corporation with the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate under the circumstances.

                               (v) If, as a result of any adjustment made
pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its discretion.

                               (vi) Except as hereinbefore expressly provided,
the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price.

                  6. Awards and Terms of Options

                     (a) Grant. The Committee may grant Options, including Options intended to be Incentive Stock Options, to employees of the Company. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

                     (b) Exercise Price. The purchase price per Share (the "Purchase Price") deliverable upon the exercise of an Option shall be determined by the Committee, subject to the following: (i) the Purchase Price shall not be less than the par value of a Share and (ii) in the case of Incentive Stock Options, the Purchase Price shall not be less than 100% (110% for an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

                     (c) Number of Shares. The Option Agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.


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                     (d) Exercisability. At the time of grant, the Committee
shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time as to which all or any part of the Options may be exercised and may waive any other conditions to exercise, subject to terms of the Option Agreement and the Plan. No option shall be exercisable after the expiration of ten years from the date of grant (five years, in the case of Incentive Stock Option granted to a Substantial Stockholder). Each Option shall be subject to earlier termination as provided in Section 7 below.

                     (e) Special Rule for Incentive Options. If required by
Section 422 of the Code, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall not be treated as Incentive Stock Options. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Committee expressly provides for such a limitation at time of grant. Should the foregoing provision not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                     (f) Exercise of Options.

                               (i) A participant may elect to exercise one or
more Options by giving written notice to the Committee of such election and of the number of Shares with respect to which the Options are being exercised, accompanied by payment in full of the aggregate Purchase Price for such Shares.

                               (ii) Shares purchased pursuant to the exercise of
Options shall be paid for at the time of exercise as follows:

                                    (1) in cash or by check, bank draft or money
order payable to the order of the Company;

                                    (2) if so permitted by the Committee: (1)
through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (or such Options) have been owned by the Participant for such period as may be required by applicable accounting standards to avoid a charge to earnings, (II) through a combination of Shares and cash as provided above, (III) by delivery of a promissory note of the Participant to the Company, such promissory note to be payable, in the case of an Incentive Stock Option, on such terms as are specified in the Option Agreement (except that, in lieu of a stated rate of interest, the Option Agreement may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or (IV) by a combination of cash (or cash and Shares) and the Participant's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares;


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                                    (3) through the delivery of irrevocable
instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                                    (4) On such other terms and conditions as
may be acceptable to the Committee and in accordance with applicable law.

                               (iii) Upon receipt of payment and satisfaction of
the requirements, if any, as to withholding of taxes as set forth herein, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

                     (g) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made, and the Participant shall be entitled to accept or reject such offer in his or her sole discretion.

                     (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                     (i) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of (i) Options exercised, (ii) shares used to pay for the exercise price of Options or (iii) shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Option shall be the Fair Market Value on the date of the Reload and the term of the Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                  7. Effect of Termination of Employment

                     (a) Death, Disability, Retirement, etc. Except as otherwise provided in the Participant's Option Agreement, upon Termination of Employment, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Participant to the extent not exercised for the following time periods (subject to Section 6(d)):

                     (i) In the event of the Participant's death, such Options shall remain exercisable (by the legal representative of the Participant's estate or by the person given authority to exercise such Options by the

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Participant's will or by operation of law) for a period of one year from the date of the Participant's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of the Participant's death.

                               (ii) In the event of the Participant's
Disability, or if the Participant retires at or after age 65 (or, with the consent of the Committee or under and early retirement policy of the Company, before age 65) or, if the Participant's employment is terminated by the Company without Cause, such Options shall remain exercisable for one year from the date of the Participant's Termination of Employment, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of the Participant's Termination of Employment.

                     (b) Cause. Upon the Termination of Employment of a Participant for Cause or by the Participant in violation of an agreement between the Participant and the Company or any of its Subsidiaries, or if it is discovered after such Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause, all outstanding Options shall immediately be canceled. Termination of Employment for "Cause" means (i) the Participant's willful and continued failure substantially to perform his or her duties with the Company, (ii) fraud, misappropriation or intentional material damage to the property or business of the Company or (iii) commission of a felony.

                     (c) Other Termination. In the event of Termination of Employment for any reason other than as provided in Section 7(a) or 7(b), all outstanding Options not excised by the Participant prior to such Termination of Employment shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of three months after such termination, provided that the Committee in its discretion may extend such time period to up to one year from the date of the Participant's Termination of Employment, and provided further that no Options that were not exercisable during the period of employment shall thereafter become exercisable, unless the Committee determines that such Options shall be exercisable.

                  8. Nontransferability of Options

                  No Option shall be Transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall, except as otherwise provided herein, be Transferable in any way (whether by operation of law or otherwise), and any attempt to Transfer shall be void, and no such Option shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

                  9. Rights as a Stockholder

                  A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for


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dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

                  10. Determinations

                  Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Company, the Board or the Committee shall be final, conclusive, and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and its Subsidiaries, directors, officers, and other employees of the Company and its Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

                  11. Termination, Amendment and Modification

                  The plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the termination date of the Plan. At any time prior to the tenth anniversary of the Effective Date, the Board or the Committee may amend or terminate the Plan or suspend the Plan in whole or in part. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

                  Nothing contained in this Section 11 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options of Participants, including, without limitations, the reduction of the Purchase Price specified therein (or the granting or issuance of new Options at a Lower Purchase Price upon cancellation of outstanding Options), as long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and as long as the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms.

                  Notwithstanding anything to the contrary contained in this
Section 11, no termination, amendment or modification of the Plan may, without the consent of the Participant or the permitted transferee of such Participant's Option, alter or impair the rights and obligations arising under any then outstanding Option.

                  12. Non-Exclusivity

                  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.


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                  13. Use of Proceeds

                  The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

                  14. General Provisions

                     (a) Right to Terminate Employment. Neither the adoption of the Plan nor the grant of Options shall impose any obligation on the Company to continue the employment of any participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company, subject however to the provisions of any agreement between the Company and the Participant.

                     (b) Purchase for Investment. If the Board determines that the law so requires, the holder of an option granted hereunder shall, upon any exercise or conversion thereof, executive and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act of 1933 (the "Securities Act"), which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend with the Committee deems appropriate to reflect any restriction on Transfer.

                     (c) Trusts, etc., This Plan is intended to be an "unfunded" deferred compensation plan. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons.

                     (d) Notices. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

                     (e) Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                     (f) Payment to Minors, etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                     (g) Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                     (h) Controlling Law. The Plan shall be construed and enforced according to the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws).

                  15. Issuance of Stock Certificates; Legends; Payment of
Expenses

                     (a) Stock Certificates. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

                     (b) Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any documents between the Company and the Participant with respect to such Shares, including, without limitation, any right of the Company to purchase Shares issued to the participant upon the exercise of Options as contained in the Option Agreement.

                     (c) Payment of Expenses. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

                     (d) Other Benefits. No Option granted under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                     (e) No Right to Same Benefits. The provisions of Options need not be the same with respect to each Participant, and such Options to individual Participants need not be the same under subsequent grants.

                     (f) Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

                     (g) Section 16(b) of the Act. In the event that the Company becomes publicly held, all elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3 under Section 16(b) of the Act. To the extent applicable, the Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. For purposes of this paragraph, the Company shall be deemed publicly held when and if the Company has a class of common equity securities registered under Section 12 of the Act.

                  16. Listing of Shares and Related Matters

                  If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

                  17. Withholding Taxes

                  The Company shall be entitled to withhold (or secure payment from the Participant in cash or other property, including Shares already owned by the Participant for six months or more (valued at the Fair Market Value thereof on the date of delivery) in lieu of withholding) the amount of any Federal, state or local taxes required by law to be withheld by the Company for any Shares or cash payments deliverable under this Plan, and the Company may defer such delivery unless such withholding requirement is satisfied. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of Shares otherwise deliverable or by delivering Shares already owned. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.